Federal Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
Federal Income Tax Status	Federal Income Tax Status
The Plan received a determination from the IRS dated February 23, 2017 stating that the Plan, as amended, is qualified under Section 401(a) of the IRC and therefore, the related trust is exempt from taxation. Subsequent to this determination by the IRS, the Plan was amended and restated. Once qualified, the Plan is required to operate in conformity with the IRC to maintain its qualified status.

The Plan Sponsor has identified certain operational failures related to the Plan's administration and has submitted a Voluntary Correction Program (“VCP”) application to the IRS to address these failures. The application outlines corrective actions already taken for certain failures, proposed methods of correction for other failures, and the steps being taken to prevent future occurrences. The IRS has yet to issue a compliance statement regarding this submission, however, the resolution of this matter is not expected to impact the tax qualification. The financial impact of these corrections is not expected to be material to the Plan's financial statements as of and for the year ended December 31, 2025.

U.S. GAAP requires management to evaluate uncertain tax positions taken by the Plan. The financial statement effects of a tax position are recognized when the position is more likely than not, based on the technical merits, to be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025, there are no uncertain positions taken or expected to be taken. The Plan has recognized no interest or penalties related to uncertain tax positions. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.